UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 10, 2004


                              TAG-IT PACIFIC, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-13669                    95-4654481
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
   of incorporation)                                         Identification No.)


                       21900 BURBANK BOULEVARD, SUITE 270
                            WOODLAND HILLS, CA 91367
                (Address of Principal Executive Offices/Zip Code)


                                 (818) 444-4100
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

         On November 10, 2004, Tag-It Pacific, Inc. completed a $12.5 million financing through the issuance of (i) 6% Convertible Promissory Notes and (ii) Warrants to purchase up to 171,235 shares of our Common Stock. Prior to maturity, the Convertible Promissory Notes may be converted into our Common Stock at a price of $3.65 per share. The Warrants have a term of five years and an exercise price of $3.65 per share. The Convertible Promissory Notes pay interest at a rate of 6% per annum and have a term of three years. We sold these securities to the following investors: The Pinacle Fund, L.P.; Westpark Capital, L.P.; Flyline Holdings Limited; Ritchie Maple Trading, Ltd.; Atlas Capital Master Fund; Atlas Capital (Q.P.), L.P.; ACM Partners, L.P. and Southwell Partners, L.P., all of which are existing shareholders of ours.

         We have agreed to file with the SEC a registration statement for the resale of the restricted shares of our Common Stock issuable upon conversion of the Convertible Promissory Notes and exercise of the Warrants.

         Sanders Morris Harris Inc. acted as placement agent in the financing. For its services, we paid the placement agent an aggregate of $704,000 in cash, including the reimbursement of costs, and issued to them five year warrants to purchase up to 215,754 shares of our common stock at an exercise price of $3.65 per share.

         Each of the investors in the financing and Sanders Morris Harris Inc. represented to us that such party was an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, and that such investor was receiving the securities for investment and not in connection with a distribution thereof. The issuance and sale of these securities was exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and Rule 506 thereunder as a transaction not involving any public offering.

         The press release  announcing  these financings is furnished as Exhibit
99.1 to this report and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of business acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  The following exhibits are filed herewith:


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                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  99.1 Press Release dated November 11, 2004, published by Tag-It Pacific, Inc.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TAG-IT PACIFIC, INC.



Date:    November 12, 2004                  By:   /S/ COLIN DYNE
                                                  ---------------------------
                                                  Colin Dyne
                                                  Chief Executive Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

99.1              Press  Release  dated  November 11, 2004,  published by Tag-It
                  Pacific, Inc.


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